ESCO TECHNOLOGIES

NYSE Symbol: ESE

November 2001

# Forward–Looking Statement

This presentation contains “forward-looking” statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of November 28, 2001. The Company’s actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company’s operations and business environment including, but not limited to: further weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; electricity shortages; competition; intellectual property matters; consolidation of internal operations; integration of recently acquired businesses; delivery delays or defaults by customers; performance issues with key suppliers and subcontractors; collective bargaining labor disputes; and the Company’s successful execution of internal operating plans.

# ESCO Served Markets – FY 2001

Industrial 27%

Aerospace 21%

- DEFENSE 12%
- COMMERCIAL 9%

Healthcare 18%

Automotive Products 14%

Electronics 13%

Consumer & Appliance 7%

# ESCO Strategy

- ESCO will sustain its Momentum through
  - Continued Investment in New Products
  - Ongoing Performance Improvement Actions
  - Selective Acquisitions
- Supported by
  - A Strong Balance Sheet -- AND –
  - A Dedicated Management Team whose Interests are Strongly Aligned with the Shareholders

# Financial Goals

- New ESCO 5 Year View
  - Sales Growth > 10% CAGR
  - Operating Profit Margin $\geq$ 15%
  - EPS Growth > 15% CAGR

# New Product Sales Outlook

FY '00

$47.1 Million in New Product Sales

15.7% of Total Sales

FY '01

$70.1 Million in New Product Sales

20.3% of Total Sales

<u>ESCO Patents</u>

- Over 150 Issued
- Over 100 Pending

Includes Products Introduced During Prior 3 Years

# Engineering Investment

FY '01 Engineering Expenditures = $25.4M (7.4% Sales)

- Filtration 50%
- Communications 27%
- RF Shielding &Test 17%
- Other 6%

Engineering Force Count ~ 260

# ESCO Performance Improvement Actions

FY '01 Selected Data

- Sales up 14.9% over prior year
- Force-count reduced 2.2% compared to prior year
- 3 Facilities Closed; Sq. Ft. Reduced 6.5%
- Operating Margin improvement of 0.7%

Ongoing

- Test Consolidation in Austin → Will be complete Q2, FY'02
- European Work Transfer Initiatives
- Advanced Automation
- Make / Buy

# Balance Sheet ($000)

| | 9/30/01 | |
|---|---|---|
| Cash & Equivalents | $ | 14.5 |
| Accounts Receivable | | 61.4 |
| Inventory | | 54.8 |
| Other Current Assets | | 5.5 |
| Total Current Assets | $ | 136.2 |
| Property, Plant & Equip, Net | | 65.0 |
| Other Assets | | 174.4 |
| Total Assets | $ | 375.6 |
| Current Maturities - LTD | $ | 0.1 |
| Current Liabilities | | 64.0 |
| Other Liabilities | | 15.9 |
| Long Term Debt | | 8.3 |
| Total Liabilities | | 88.3 |
| Shareholders Equity | | 287.3 |
| Total Liabilities & Equity | $ | 375.6 |

Includes Tax Effected NOL of $45.5M, retained from former defense subsidiaries.

**CASH NET OF DEBT: $ 6.1M**

ESCO TECHNOLOGIES

# Dedicated Management

- Executive Equity Ownership Program
  - Outright Ownership of 3X & 5X Total Cash Compensation
- Board of Directors Ownership Program
  - 5X Retainer
- Broad Stock Option Incentive Program (Approx. 200 Management Participants)
- Economic Profit Improvement is an Incentive Compensation Component

# Filtration Segment

- ESCO Addressable Market ~$5B
- Served Markets
  - Industrial Process (20%)
  - Health Care (19%)
  - Consumer & Appl. (13%)
  - Transportation
    - Auto (20%)
    - Aero (28%)
- Broad Blue Chip Customer Base:

BD IBM GM BRITA

# Filtration Growth Drivers

- Leadership Position in Certain Niches Driven by Technology Advancements and Customer Support
  - Membrane Development
  - Advanced Pleating Geometries
  - Process Improvement in Insert Injection Molding

  ---

  - Rapid Prototyping Capabilities
  - 3D Design Systems Networked with Customers
  - Substantially Reduced Lead Times
- Served Market Growth:  5%-10+% CAGR
- New Products
  - Food & Beverage
  - Water
  - Semiconductor
  - Pharmaceutical
- Acquisitions
  - Microfiltration
  - Product line "drop-ins" / Technology

# RF Shielding & Test

- Market Profile
  - ESCO Addressable Market ~$400M
- Served Markets
  - Electronics (46%)
  - Health Care (31%)
  - Other (2%)
  - Transportation
    - Auto (12%)
    - Aero (9%)
- Broad Blue Chip Customer Base:

NOKIA Connecting People

Agilent Technologies innovating the HP Way

GM

We bring good things to life.

## RF Shielding & Test

- **ESCO is the global leader of radio frequency (RF) shielding and electromagnetic compatibility (EMC) test products.**
- **Growth Drivers**
  - **MRI**
  - **Proliferation of Electronic Devices**
  - **International**
  - **Calibration Services**

# Communications

- Market Profile
  - ESCO Addressable Market
    - North American Automatic Meter Reading (AMR) ~ $6B
      - 97 Million Meters
        - 70% Investor Owned
        - 15% Municipal
        - 15% Co-op
    - Plus Developing
      - Demand Side Management
      - International
- Served Markets
  - Industrial (93%) - Electronics (7%)
- Customer Base:

FPL

POWER UP WISCONSIN

Wisconsin Public Service Corporation

PREPA

Co-ops

ESCO TECHNOLOGIES

# Two-way Automatic Communications System

TWACS®

- **Power Line Based Fixed Network System**
- **Most Capable Proven System Available**
  - 40 North American Utilities, 3.5M End Points
  - Can be Deployed System-wide
  - Versatility / Value-Added Features
    - Two-way Load Control
    - Time of Use
    - Outage Mapping
- **Clearly the Best Solution for Rural Areas and Broken Terrain**
  - Cost
  - Reliability
- **Incorporates Patented Proprietary Technology**

# Communications

- **Growth Drivers**
  - Market
    - Deregulation Driving More Attention to Efficiency and Customer Care

      <u>$</u>

      - Meter Reading Cost
      - Theft
      - Call Center Cost

      <u>Customer</u>

      - Billing Accuracy
      - Call Center Responsiveness
      - Outage Restoration
  - ESCO
    - Existing Product Attributes
    - Investment in New Product Features / Further Differentiation